UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                         FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                    INVESTMENT COMPANIES

Investment Company Act file number 811- 4888

                    DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end:  11/30

Date of reporting period:  11/30/03

                                         FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus Short-Intermediate
      Government Fund

      ANNUAL REPORT November 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Financial Futures

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Proxy Results

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Short-Intermediate Government Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Short-Intermediate Government Fund covers the 12-month period from December 1, 2002, through November 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E. Thunelius.

Recent reports of marked improvement in the growth of U.S. Gross Domestic Product suggest to us that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, after several years of falling interest rates and rising bond prices, the fixed-income markets recently have become more volatile. As might be expected in a strengthening economy, securities that are more sensitive to their issuers' credit quality generally have outperformed those that tend to respond more to changes in interest rates.

Of course, we have seen upturns before, only to be disappointed when growth proved unsustainable over the longer term. However, based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

December 15, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2003, the fund achieved a total return of 3.42% .(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, achieved a total return of 2.26%.(2) The average total for all funds reported in the Lipper Short U.S. Government Funds category was 1.66% for the same period.(3)

We attribute the fund's performance to declining interest rates during the first half of the reporting period and heightened market volatility during the reporting period' s second half. The fund produced a higher return than its benchmark and the Lipper category average due to its sector allocation and security selection strategies, which yielded beneficial results in the volatile market environment.

What is the fund's investment approach?

On December 18, 2002, fund shareholders voted to change the fund's investment objective. As of January 20, 2003, the fund' s investment objective is to maximize total return consisting of capital appreciation and current income. The fund' s previous investment objective was to provide as high a level of current income as was consistent with the preservation of capital.

The fund invests in securities issued or guaranteed by the U.S. government or its agencies and in repurchase agreements that are backed by U.S. government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through collateralized mortgage obligations ("CMOs"). CMOs are multiclass bonds that are issued by U.S. government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

The fund was influenced by changing economic conditions throughout the reporting period. Between December 2002 and late March 2003, the fund benefited from declining interest rates in a persistently weak economy. Despite hopes that the economy would strengthen early in the year, growth remained sluggish as many consumers and businesses refrained from spending in advance of the war in Iraq. As a result, yields of U.S. government securities generally declined, producing attractive levels of capital appreciation.

After it became clear that major combat operations would be over quickly, investors turned their attention back to economic fundamentals. As their outlooks improved, stocks that had suffered through the most recent bear market began to rally. Bonds also rallied, as rising levels of unemployment led many to believe that the Federal Reserve Board (the "Fed") would continue to reduce short-term interest rates. As expected at its meeting in late June, the Fed lowered rates to 1% , a 45-year low. Anticipation of this move particularly benefited shorter-term U.S. government securities, helping to drive the fund's performance.

In July, however, new signs of a stronger economy rekindled inflation concerns among many investors. As selling pressure in the bond market increased, intermediate-term bonds suffered one of the worst six-week declines in their history. Shorter-term securities fared better, mainly because their yields were anchored at the short end of their range by the 1% federal funds rate. As the economy continued to improve in the fall, the bond market remained volatile. However, shorter-term securities held up relatively well.


For the first half reporting period, the fund benefited from its overweighted position in TIPS, which we believed were selling at attractive prices in the prevailing low-inflation environment. In addition, the fund successfully avoided much of the weakness among mortgage-backed securities, which lagged the averages because of a surge in mortgage refinancing, and U.S. government agency debentures, which were hurt by accounting irregularities at Freddie Mac. We positioned the fund' s holdings of nominal U.S. Treasury securities to benefit from a widening difference among yields of various maturities, a strategy that produced good results.

During the summer and fall, we reduced the fund's holdings of TIPS and increased its exposure to mortgage-backed securities. At the same time, we repositioned the fund' s holdings of nominal Treasuries in anticipation of narrower differences in yields along the short-intermediate maturity spectrum. We also reduced the fund' s average duration, a measure of sensitivity to changing interest rates. This more defensive position helped the fund withstand the full brunt of heightened market volatility.

What is the fund's current strategy?

We have continued to maintain the relatively defensive posture that we established during the summer and fall, which we believe remains a prudent strategy while investors adjust to an anticipated stronger economy.

December 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Government Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index


EXHIBIT A:

                                Merrill
                                 Lynch
               Dreyfus     Governments, U.S.
                Short-         Treasury,
             Intermediate      Short-Term
  PERIOD      Government      (1-3 Years)
                 Fund           Index *

 11/30/93      10,000           10,000
 11/30/94       9,943           10,071
 11/30/95      11,128           11,118
 11/30/96      11,693           11,761
 11/30/97      12,270           12,458
 11/30/98      13,154           13,374
 11/30/99      13,460           13,813
 11/30/00      14,454           14,762
 11/30/01      15,632           16,172
 11/30/02      16,131           16,949
 11/30/03      16,683           17,335

* Source: Lipper Inc.

--------------------------------------------------------------------------------

Average Annual Total Returns as of 11/30/03

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            3.42%              4.87%             5.25%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND ON 11/30/93 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

November 30, 2003

                                                                                           Principal
BONDS AND NOTES--54.9%                                                                     Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--27.9%

U.S. Treasury Inflation Protected Securities:

  Coupon Strips:

      0%, 10/15/2028                                                                             50,000  (a,b)            50,330

      0%, 4/15/2029                                                                              50,000  (a,b)            50,347

   Principal Strips,

      0%, 4/15/2029                                                                           1,500,000  (a)             923,388

U.S. Treasury Notes:

   1.75%, 10/31/2005                                                                         48,000,000  (c)          47,688,480

   2.625%, 11/15/2006                                                                        59,395,000               59,543,488

   3%, 1/31/2004                                                                              3,600,000  (c,d)         3,612,924

   4.25%, 11/15/2013                                                                          4,942,000  (c)           4,914,967

   7.5%, 2/15/2005                                                                            6,173,000  (c)           6,614,987

                                                                                                                     123,398,911

U.S. GOVERNMENT AGENCIES--9.8%

Bearer Corp. Conversion System,

   0/9.125%, 5/15/2009                                                                       17,200,000  (e)          17,091,778

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         24,548,306  (a)          26,204,396

                                                                                                                      43,296,174

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--17.2%

Federal Home Loan Mortgage Corp.,

  REMIC, Multiclass Mortgage Participation Ctfs.,

  Structured Pass-Through Ctfs.:

      Ser. T-7, Cl. A6, 7.03%, 8/25/2028                                                      3,688,721                3,898,941

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    4,016,092                4,291,108

Federal National Mortgage Association:

   5%, 10/1/2017-6/1/2018                                                                    41,872,554               42,451,996

   6%, 10/1/2013                                                                              6,225,973                6,517,784

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 1997-56, Cl. PM, 7%, 6/28/2026

         (Interest Only Obligation)                                                              33,632  (b)                 109

   Whole Loan:

      Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031                                                3,038,000                3,202,439

      Ser. 2001-W2, Cl. AF6, 6.089%, 10/25/2031                                               6,000,000                6,216,300

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                                1,734,922                1,734,807

U.S. Government Gtd. Development Participation Ctfs.,

  (Gtd. By Small Business Administration)

   Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017                                                      7,016,744                7,650,992

                                                                                                                      75,964,476

TOTAL BONDS AND NOTES

   (cost $240,127,413)                                                                                               242,659,561

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                           Principal
SHORT-TERM INVESTMENTS--45.0%                                                              Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   .935%, 12/26/2003                                                                          4,095,000                4,092,379

   .903%, 1/22/2004                                                                          34,900,000               34,856,724

   .933%, 2/5/2004                                                                           34,150,000               34,095,018

   .93%, 2/19/2004                                                                              110,000                  109,786

   1.0%, 4/1/2004                                                                             1,350,000                1,345,747

   1.0%, 4/29/2004                                                                              250,000                  248,995

   1.068%, 5/6/2004                                                                          27,300,000               27,183,429

   1.238%, 5/13/2004                                                                         97,535,000               97,100,969

TOTAL SHORT-TERM INVESTMENTS

   (cost $199,006,927)                                                                                               199,033,047
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--12.9%                                                                  Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $56,856,561)                                                                        56,856,561               56,856,561
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $495,990,901)                                                            112.8%              498,549,169

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (12.8%)             (56,713,850)

NET ASSETS                                                                                       100.0%              441,835,319

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(B) NOTIONAL FACE AMOUNT SHOWN.

(C)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT NOVEMBER 30, 2003, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $62,046,961 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $63,706,291, CONSISTING OF
CASH COLLATERAL OF $56,856,561, U.S. GOVERNMENT AND AGENCY SECURITIES VALUED AT
$18,280 AND LETTERS OF CREDIT VALUED AT $6,831,450.

(D)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSITIONS.

(E)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

November 30, 2003

                                                                 Market Value                                          Unrealized
                                                                   Covered by                                      (Depreciation)
                                            Contracts           Contracts ($)               Expiration          at 11/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 Year Notes                        238              26,269,250               March 2004                  (191,516)

U.S. Treasury 10 Year Notes                        18               1,996,031               March 2004                   (21,656)

                                                                                                                        (213,172)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2003

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities on loan,
   valued at $62,046,961)--Note 1(b)                   495,990,901   498,549,169

Receivable for investment securities sold                              6,504,887

Interest receivable                                                    1,114,725

Receivable for shares of Beneficial Interest subscribed                   38,040

Prepaid expenses                                                          25,208

                                                                     506,232,029
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           249,357

Cash overdraft due to Custodian                                       3,974,320

Liability for securities on loan--Note 1(b)                          56,856,561

Payable for investment securities purchased                           2,573,966

Payable for shares of Beneficial Interest redeemed                      508,773

Payable for futures variation margin--Note 4                            132,781

Accrued expenses                                                        100,952

                                                                     64,396,710
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      441,835,319
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     482,308,494

Accumulated undistributed investment income--net                        956,693

Accumulated net realized gain (loss) on investments                (43,774,964)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($213,172) net unrealized
  (depreciation) on financial futures]                                2,345,096
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      441,835,319
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 40,756,511

NET ASSET VALUE, offering and redemption price per share ($)              10.84

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                     12,513,315

Income from securities lending                                          64,825

TOTAL INCOME                                                        12,578,140

EXPENSES:

Management fee--Note 3(a)                                            2,355,778

Shareholder servicing costs--Note 3(b)                                 872,152

Prospectus and shareholders' reports                                   125,353

Custodian fees--Note 3(b)                                               80,292

Professional fees                                                       61,930

Registration fees                                                       39,216

Trustees' fees and expenses--Note 3(c)                                  16,859

Loan commitment fees--Note 2                                             4,125

Miscellaneous                                                           12,236

TOTAL EXPENSES                                                       3,567,941

INVESTMENT INCOME--NET                                               9,010,199
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 19,226,558

  Short sale transactions                                              124,436

Net realized gain (loss) on financial futures                      (2,267,282)

NET REALIZED GAIN (LOSS)                                            17,083,712

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($213,172) net unrealized
  (depreciation) on financial futures]                            (10,873,783)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,209,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,220,128

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,010,199          14,424,363

Net realized gain (loss) on investments        17,083,712          (6,476,634)

Net unrealized appreciation
   (depreciation) on investments              (10,873,783)          6,323,910

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,220,128          14,271,639
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (18,033,465)         (16,669,904)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 222,198,834         142,649,964

Dividends reinvested                           15,816,651          14,481,073

Cost of shares redeemed                     (267,291,793)        (164,877,710)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (29,276,308)          (7,746,673)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (32,089,645)         (10,144,938)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           473,924,964          484,069,902

END OF PERIOD                                 441,835,319          473,924,964

Undistributed investment income--net              956,693              483,197
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    20,198,717           13,052,277

Shares issued for dividends reinvested          1,442,532            1,326,798

Shares redeemed                               (24,423,993)         (15,112,994)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,782,744)            (733,919)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended November 30,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002(a)        2001          2000            1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.89          10.93          10.57          10.43         10.82

Investment Operations:

Investment income--net                                            .21(b)         .33(b)         .48            .60           .63

Net realized and unrealized
   gain (loss) on investments                                     .16            .01            .37            .14          (.39)

Total from Investment Operations                                  .37            .34            .85            .74           .24

Distributions:

Dividends from investment income--net                            (.42)          (.38)          (.49)          (.60)         (.63)

Net asset value, end of period                                  10.84          10.89          10.93          10.57         10.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.42           3.19           8.14           7.38          2.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .76            .74            .73            .71           .71

Ratio of net investment income
   to average net assets                                         1.91           3.04           4.42           5.78          6.00

Portfolio Turnover Rate                                      1,218.30       1,063.40       1,459.21       1,056.17      1,096.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         441,835        473,925        484,070        370,165       434,782

(A)  AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED NOVEMBER 30, 2002 WAS TO DECREASE NET
INVESTMENT INCOME PER SHARE BY $.06, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.06 AND DECREASE THE RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS FROM 3.54% TO 3.04%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. Prior to January 20, 2003, the fund's investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund' s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S

Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash
balances    left    on    deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the
underlying    securi    The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ties falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,716,740, accumulated capital losses $41,378,998 and unrealized appreciation $795,866. In addition, the fund had $2,562,490 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2003. If not applied, $3,489,957 of the carryover expires in fiscal 2005, $4,454,301 expires in fiscal 2006, $16,361,703 expires in fiscal 2007, $5,954,353 expires in fiscal
2008    and    $11,118,684    expires    in    fiscal

2010. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus U.S.
Treasury    Short    Term    Fund.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2003 and November 30, 2002 were as follows: ordinary income $18,033,465 and $16,669,904, respectively.

During the period ended November 30, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $9,496,762, decreased accumulated net realized gain (loss) on investments by $9,169,866 and decreased paid-in capital by $326,896. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses. During the period ended November 30, 2003, there was no expense reimbursement pursuant to the Agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2003, the fund was charged $425,366 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2003, the fund was charged $302,943 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2003, the fund was charged $80,292 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures during the period ended November 30, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     5,289,970,938        5,500,537,959

Short sale transactions                 946,842,185          872,634,590

     TOTAL                            6,236,813,123        6,373,172,549


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. At November 30, 2003, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 2003, are set forth in the Statement of Financial Futures.

At November 30, 2003, the cost of investments for federal income tax purposes was $497,753,303; accordingly, accumulated net unrealized appreciation on investments was $795,866, consisting of $3,716,834 gross unrealized appreciation and $2,920,968 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and financial futures, as of November 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

January 9, 2004



PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposals considered at the meeting, and the results, are as follows:

                                                                                                Shares
                                                         ---------------------------------------------------------------------------
                                                                           For                  Against                Abstained
                                                         ---------------------------------------------------------------------------

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to expand
   the ability to invest in other
   investment companies.                                            18,346,117                 3,123,738                  946,626

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to permit
   futures and options transactions.                                16,825,844                 4,513,335                1,095,303

To change the fund's investment
   objective.                                                       17,367,326                 3,947,588                1,119,567

The  fund held a special meeting of shareholders on March 18, 2003. The proposal considered at the meeting, and the results, are as follows:
                                                                                                  Shares
                                                          --------------------------------------------------------------------------
                                                                           For                   Against                Abstained
                                                         ---------------------------------------------------------------------------

   To amend the fund's charter to permit
   the issuance of additional classes
   of shares                                                           20,872,408                 4,718,728             1,696,330

                                                                       The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (70)

BOARD MEMBER (2003)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-October 2003)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (76)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (69)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 59 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 82 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.


ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                       For More Information

                        Dreyfus Short-Intermediate
                        Government Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:
http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2004 Dreyfus Service Corporation                                  542AR1103



ITEM 2. CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

By:   /s/ Stephen E. Canter
      Stephen E. Canter
      President

Date:  January 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen E. Canter
      Stephen E. Canter
      Chief Executive Officer

Date:  January 23, 2004

By:   /s/ James Windels
      James Windels
      Chief Financial Officer

Date:  January 23, 2004

                                       EXHIBIT INDEX

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)